Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 699,909,000
Previously Paid Amount	0
Total Fee Amount	103,306.57
Total Offset Amount	0
Net Fee	$ 103,306.57